SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 31, 2001


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                      0-10652              94-2751350
 (State or other jurisdiction of        (File Number)       (I.R.S. Employer
         incorporation)                                   identification number)


                    880 E. Cypress Avenue, Redding, CA 96002
              ----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

         Item 5:  Other Events

         On May 31, 2001, the Registrant issued a Press Release which reported the authorization by the Board of Directors of a common stock repurchase program calling for the repurchase of up to 7% of the Registrant's outstanding shares, or approximately 408,000 shares, based on the 5,827,348 shares outstanding as of March 31, 2001; and the declaration of a quarterly cash dividend of $0.10 per share payable on June 29, 2001, to shareholders of record at the close of business on June 15, 2001. Attached hereto as Exhibit 99.28 and incorporated herein by this reference is said Press Release dated May 31, 2001.

         Item 7:   Financial Statements and Exhibits

                   (c)  Exhibits

               (99.28)  News Release of North Valley Bancorp dated May 31, 2001.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTH VALLEY BANCORP


                                          By:  /s/ Edward J. Czajka
                                               ---------------------------------
                                               Edward J. Czajka
                                               Senior Vice President &
Dated:  June 4, 2001                           Chief Financial Officer


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